EXHIBIT 10.13

MASTER SECURITY AGREEMENT

CITICAPITAL'

Master Security Agreement No. L2116440

THIS MASTER SECURITY AGREEMENT (the "Agreement") is by and between Citicorp Vendor Finance, Inc., a Delaware corporation, having its principal office at 700 East Gate Drive, Mount Laurel, New Jersey 08054-5404 ("Secured Party") and Genus, Inc., a California corporation, having its chief executive office at 1139 Karlstad Drive, Sunnyvale, California 94089 ("Debtor"). In consideration of the covenants and conditions contained herein, Secured Party and Debtor agree as follows:

     1.  GRANT OF SECURITY INTEREST. For valuable consideration, the receipt and
         --------------------------
sufficiency of which is hereby acknowledged by Debtor, Debtor hereby grants to Secured Party a continuing general lien and security interest in the items of equipment and collateral set forth from time to time in each Secured Promissory
Note issued pursuant to this Master Security Agreement (individually a "Note", and collectively the "Notes") including, without limitation, all accessories, additions, alterations, attachments, parts, and repairs now or hereafter affixed thereto or used in connection therewith and substitutions and replacements thereof or of any part thereof (collectively, the "Equipment") and all proceeds of the foregoing including, without limitation, the proceeds of any insurance payable to Debtor or Secured Party with respect to the foregoing; any cash or cash equivalent deposits made by Debtor to Secured Party from time to time to secure Debtor's obligations under any Note or other agreement with Secured Party, (a "Security Deposit"); and any and all real or personal property as Debtor from time to time leases or has leased from Secured Party or that from time to time secures or has secured any indebtedness of Debtor to Secured Party (collectively, the "Collateral").

     The security interest granted herein shall attach to each item of Equipment at the earlier of (i) Debtor's execution and delivery of the Note with respect to such item which shall occur upon Debtor's acceptance of such item pursuant to the terms of any purchase order or agreement with the vendor of such item; or
(ii) the time that Secured Party advances any funds on behalf of Debtor in complete or partial payment for such Equipment. Any Security Deposit shall not bear interest, may be commingled with other funds of Secured Party and shall be
immediately restored by Debtor if applied under Section 9(e).          'I


     The continuing general lien and security interest granted hereby is to secure payment of all Notes at any time outstanding and all obligations of Debtor to Secured Party, thereunder, hereunder or under any other agreement, including, without limitation, equipment leases or title retention or conditional sales agreements, or otherwise, whether due or to become due hereafter, and whether now existing or hereafter arising whether entered into or acquired by Secured Party.


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     2.  Payments.Debtor  shall  make  the  payments  under  any  Note  issued
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hereunder on the dates and in the amounts set forth in such Note.

     3.  'SECURED  PARTY'S  DISCLAIMER  OF  WARRANTIES.SECURED  PARTY  MAKES  NO
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WARRANTY  OR  REPRESENTATION  OF  ANY KIND, EITHER EXPRESS OR IMPLIED, AS TO THE
COLLATERAL OR AS TO THE DESIGN, CONDITION, OR QUALITY OF THE COLLATERAL OR THE MATERIAL OR WORKMANSIIIP UTELIZED IN CONNECTION WITH THE COLLATERAL, AND SECURED PARTY MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO, OR AS TO ANY OTHER MATTER. Debtor acknowledges that it has selected the Collateral on the basis of its own judgment and expressly disclaims any reliance upon any statements or representations made by Secured Party. Debtor understands and agrees that neither the vendor of the Collateral nor any agent of the vendor is an agent of Secured Party or is authorized to waive or alter any term or condition of this Agreement or of any Note and no representation as to the Collateral or any other matter by the vendor shall in any way affect Debtor's duty to perform its obligations as set forth in any Note or this Agreement, which obligations are unconditional and absolute.

     4.  DEBTOR'S  REPRESENTATIONS  AND  WARRANTIES.  Debtor  represents  and
         ------------------------------------------
warrants to Secured Party as of the date hereof and as of the date of each Note hereunder that:

          (a) Debtor is a business organization and with its chief executive office both as set forth in the first paragraph hereof duly organized and in good standing under the laws of its state of organization, is duly qualified and in good standing wherever necessary to carry on its business as now being conducted and to own or lease its properties, including the Equipment, and has full power to carry on its business as now being conducted and to own or lease its properties.

          (b) Debtor has full power and authority to execute, deliver and perform this Agreement and each Note, and this Agreement has been and each Note will be duly authorized by all necessary and proper action on the part of Debtor. No consent or approval of stockholders, or if the Debtor is a limited liability corporation, of its members or of any public authority is required to connection with the execution, delivery or performance by Debtor of this Agreement or any Note. The execution, delivery or performance by Debtor of this Agreement and each Note will not violate any provision of law, or any judgment or decree applicable to Debtor and will not conflict with or result in a breach of or create a default under any corporate charter or by-laws or partnership agreement or certificate or any agreement, bond, note or indenture to which it is a party or by which it is bound.

          (c) This Agreement has been and each Note will be duly executed and delivered, and constitute the valid and legally binding obligations of Debtor, enforceable in accordance with their respective terms.

          (d) Debtor has good title to, and is the lawful owner of the Collateral, free from all adverse claims, liens, encumbrances, charges or security interests whatsoever, except for the lien and security interest granted by this Agreement.


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          (e)  The  provisions  of  this Agreement will create a valid and first perfected security interest in the Collateral as set forth in each Note, enforceable in accordance with the terms hereof, subject to no prior or equal lien, charge, encumbrance or security interest, upon the filing of appropriate Uniform Commercial Code financing statements or equivalent security or lien instruments with respect to the Collateral, which shall be timely delivered to Secured Party for filing at- the appropriate offices. To the extent lawful, Debtor hereby appoints Secured Party and its agents as its attorney-in-fact (without requiring Secured Party to act as such) to execute any financing statement in the name of Debtor and to perform all other acts that Secured Party deems appropriate to perfect and continue its security interest in, and to protect and preserve, the Collateral.

          DEBTOR WAIVES THE RIGHT TO FILE ANY AMENDMENTS OR TERMINATIONS OF FINANCING STATEMENTS WITHOUT SECURED PARTY'S SIGNATURE.

5.  DEBTOR'S  COVENANTS. Debtor  covenants  and  agrees  that  Debtor  will:
    -------------------

          (a) at its own expense, keep the Collateral in first class order, repair, and running condition, replace any worn, broken or defective parts, provide for all maintenance services strictly in accordance with the specifications of the vendor of the Collateral;

          (b) make no material alterations in or to the Collateral without the prior written consent of Secured Party;

          (c) promptly pay all taxes levied or assessed against the Collateral and keep the Collateral free from all adverse claims, liens, encumbrances, charges or security interests whatsoever;

          (d) at reasonable times, upon at least two days notice, and at its own expense Secured Party and its representatives shall have the right to inspect the Collateral;

          (e) promptly notify Secured Party in writing of any loss of or damage to the Collateral or any part thereof.

          (f) indemnify and hold Secured Party harmless from and against any and all claims, losses, damages, and expenses (including attorneys' fees and costs) arising out of or connected with the ownership or use of the Collateral;

          (g) reimburse Secured Party upon demand for all expenses reasonably incurred in connection with perfecting the security interest granted herein or the satisfaction thereof;

          (h)  not  abandon  the  Collateral;

          (i) not sell, assign, lease, mortgage or otherwise dispose of any interest in the Collateral without the prior written consent of Secured Party;

          (j) not use or permit the Collateral to be used for any unlawful purpose or in violation of any federal, state or municipal law, statute or ordinance;


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
          (k) not permit the Collateral to become a part of or to be affixed to any real property;

          (1) not permit the Collateral to be removed from the address set forth herein where the Collateral is kept without the written consent of Secured Party;

          (m) on demand of Secured Party, do any of the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement and any
Note issued hereunder, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of Secured Party in the Collateral and pay all costs of filing in connection therewith;

          (n) deliver its annual financial statements and such-quarterly financial statements, as Secured Party requests, to the Secured Party, and

          (o) promptly notify Secured Party in writing of any change of location of its chief executive office, the location of any Collateral, change of its name or form of business organization, or material change in its business affairs or financial condition.


If Debtor fails to observe or perform any covenant or agreement contained in this Agreement, which failure is not remedied by Debtor, within 10 days after written notice thereof, Secured Party may, in addition to any other remedy, take whatever action may be necessary to remedy such failure, and should such action require the expenditure of monies (including, without limitation, payment of insurance premiums, repairs, storage, transportation and removal of liens), then the amount of such expenditure shall become forthwith due and payable by Debtor and Debtor shall pay a late charge equal to 5% of the amount of any such expenditure plus interest at the rate of 1 1/4% per month from the date on which such amount was due and payable, but not in excess of the highest rate Secured Party is entitled to receive under applicable law. If Secured Party takes any action authorized hereunder, Secured Party shall not be liable to Debtor for damages as a result of delays, temporary withdrawals of the Collateral from service, or any other causes.

     6. PREPAYMENT. Debtor may not prepay any Note except in its entirety at any
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time  during  its  term.  Any such prepayment shall be in an amount equal to the outstanding principal balance on the date of such prepayment, together with a premium equal to 5% of such principal balance if prepayment occurs during the first year of such term, 4% of such principal balance if prepayment occurs during the second year, 3% of such principal balance if prepayment occurs during the third year, 2% of such principal balance if prepayment occurs during the fourth year, 1% of such principal balance if prepayment occurs during the fifth year and 0% if prepayment occurs thereafter, and any then existing late charges and accrued interest. The principal balance at any time outstanding on a fixed rate note shall be calculated in accordance with the "Rule of 78's".



     7.  INSURANCE.  Debtor shall obtain and maintain at its own expense for the
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entire  term  of  this  Agreement  Comprehensive  General Liability and Property
Damage Insurance including products, completed operations and contractual liability and all Risk Physical Damage Insurance including earthquake and flood, in such amounts and form and with such insurers as shall be satisfactory to Secured Party, provided, however, that the amount of insurance on the Equipment shall not be less than the greater of (i) the full replacement value of each piece of Equipment or (ii) the aggregate unpaid principal amount of all Notes at any time outstanding hereunder.


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     Each  insurance  policy or certificate shall name Debtor as the insured and
Secured Party as loss payee and as an additional named insured as its interest may appear, and shall provide that Secured Party shall receive 30 days prior written notice of any termination, cancellation, or material change of the terms of such insurance and shall provide that the coverage afforded to Secured Party shall not be rescinded, impaired or invalidated by any act or neglect of Debtor. Debtor shall furnish to Secured Party a certificate of insurance or other evidence that such insurance coverage is in effect provided however that Secured Party shall be under no duty either to ascertain the existence of or to examine such insurance policy or certificate or to advise Debtor in the event such insurance coverage shall not comply with the requirements hereof. Secured Party may, at its option, apply any insurance monies received under such policies to the cost of repairs to the Collateral and/or payment of any of the indebtedness of Debtor secured hereby, in any order Secured Party may determine, whether or not due, and shall remit any surplus to Debtor.

     In addition to the foregoing minimum insurance coverage, Debtor shall procure and maintain such other insurance coverage as Secured Party may require from time to time during the term of this Agreement.

     8.  EVENTS  OF DEFAULT. The occurrence of any of the following events shall
        --------------------
constitute an Event of Default as such term is used herein and in each Note: (a) Debtor shall fail to pay any principal of or interest on any Note, or to pay any other sum secured hereby, when the same becomes due and payable, whether at maturity or by declaration or otherwise; or (b) Debtor is in default under any other agreement between Debtor and Secured Party or upon an event of default under any other agreement entered into by guarantors, the vendor of the Equipment, principals of Debtor or others, which agreement(s) was or were executed to induce Secured Party to enter into this Agreement or any Note; or
(c) Debtor fails to perform or observe any of the terms, covenants or conditions contained in this Agreement, any Note or other lease or other agreement between Secured Party and Debtor, other than as provided above, and Debtor fails to cure any such breach within ten (10) days after notice thereof; or (d) any statement, representation or warranty of Debtor contained in this Agreement, any Note or any other agreement between Secured Party and Debtor, or in any credit or other information submitted to Secured Party by or on behalf of the Debtor in connection with this transaction is untrue or incorrect; or (e) without the prior written consent of Secured Party, a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended) becomes, after the date of this Agreement, the "beneficial owner"
(as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 30% of the total voting power of all classes of capital stock then outstanding of Debtor entitled to vote in the election of directors; or (f) Debtor becomes insolvent or makes an assignment for the benefit of creditors; or (g) a receiver, trustee, conservator or liquidator of Debtor or of all or a substantial part of its assets is appointed with or without the application or consent of Debtor; or (h) a voluntary petition is filed by or an involuntary petition is filed against Debtor under the Bankruptcy Code or any amendment thereto, or under any other insolvency law or laws, providing for the relief to debtors which is not cured by the dismissal thereof within 60 days after the date commenced; or (i) the Collateral shall be substantially damaged or destroyed or Secured Party shall reasonably deem the Collateral unsafe or at any risk; or j) Debtor shall default in meeting any of its trade, tax, or other obligations as they mature, except to the extent Debtor contests such obligations in good faith and has established adequate reserves therefore (it being acknowledged that


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Debtor  may,  in  good  faith,  pay  its  trade obligations subject to generally acceptable,  commercially  reasonable  business  practices).

     Debtor shall promptly notify Secured Party or any holder(s) or assignee(s) of all Notes of the occurrence and continuance of any default or the occurrence or existence of any event or condition which, with the giving of notice, lapse of time, or both may become a default.

     9.  REMEDIES  ON  DEFAULT.  Upon  an  Event  of Default, Secured Party may,
         ---------------------
     at its sole option and discretion, to the extent permitted by applicable law, exercise one or more of the following remedies with respect to the
     Collateral:

          (a) to declare any or all Notes and all other obligations secured hereby immediately due and payable at the option of Secured Party, without notice or demand and, following such declaration, Debtor shall pay interest on such amount due and payable at the rate of 16% per annum until such amount is paid in full to Secured Party, but such rate or amount shall not be in excess of the highest rate or amount Secured Party is permitted to receive under applicable law;

(b) to the extent permitted by applicable law, enter the premises of Debtor or such place or places where any of the Collateral may be located and take title to and/or remove the same by any of its representatives with or without process;

          (c) to dispose of all or part of the Collateral, or any interest therein, at any public sale or private sale in any manner permitted by applicable law and upon such other terms as Secured Party may deem advisable (at which sale Secured Party may be the purchaser);

          (d) to require Debtor to pay any and all pre and post judgment expenses of Secured Party arising out of such default or in connection with the exercise of any remedies hereunder, including, without limitation, reasonable attorneys' fees and costs and brokerage charges;

          (e) to apply the proceeds of such sale or of any Security Deposit to all expenses of Secured Party arising out of such default or in connection with the exercise of any remedies hereunder or toward the payment of all or any Notes and other obligations of Debtor to Secured Party in such order of application as Secured Party may from time to time elect;

          (f) to require Debtor to assemble the Collateral upon Secured Party's demand at Debtor's expense, and make it available to Secured Party; or

          (g) to exercise any one or more rights or remedies accorded by the Uniform Commercial Code or otherwise available at law or in equity.

     Each right, power and remedy of Secured Party provided for in this Agreement or in any Note, or now or hereafter existing at law or in equity or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Secured Party of any one or more of the rights, powers remedies provided for in this Agreement or in any Note, or now or hereafter existing at law or in equity


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or  otherwise,  shall not preclude the simultaneous or later exercise by Secured
Party of all such other rights, powers or remedies, and no failure or delay on the part of Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. If the proceeds of any such sale are insufficient to pay the expenses, as aforesaid, all Notes, and the obligations secured hereby, Debtor agrees to pay any deficiency to Secured Party upon demand, and if such proceeds are more than sufficient to pay such expenses and the principal and interest on all Notes and all other sums secured hereby, Secured Party agrees to pay any surplus to Debtor. Upon an Event of Default and declaration that all amounts due under a Note are due and payable, any payment thereafter must also include the Prepayment premium set forth in Section 6 hereof, calculated as of the time of the Event of Default. Secured Party shall not be liable or responsible in any way for the safeguarding of any of the Collateral, for any loss or damage thereto, for any diminution in the value thereof, or for any act of default of any carrier, warehouseman, forwarding agency, or other person whomsoever.

     10.  ABSOLUTE  AND  UNCONDITIONAL  OBLIGATIONS  OFDEBTOR. DEBTOR AGREES AND
          ----------------------------------------------------
ACKNOWLEDGES THAT SECURED PARTY'S RIGHTS TO RECEIVE ALL INSTALLMENTS AND AMOUNTS PAYABLE UNDER EACH NOTE AND THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL AND SHALL CONTINUE WITHOUT DEDUCTION, DEFENSE, SET-OFF OR COUNTERCLAIM FOR ANY REASON WHATSOEVER, AND DEBTOR WAIVES AGAINST SECURED PARTY ANY AND ALL CLAIMS OR DEFENSES, NOW OR HEREAFTER EXISTING, THAT IT MAY HAVE AGAINST THE VENDOR OF THE COLLATERAL OR ANY OTHER PARTY FOR ANY REASON WHATSOEVER (EXCEPT IN -THE EVENT OF EITHER ACTUAL NEGLIGENCE OR MISCONDUCT BY SECURED PARTY OR ITS REPRESENTATIVES WHICH GIVES RISE TO SUCH CLAIM).

     11.  CHATTEL PAPER. To the extent this Agreement may be considered "chattel
          -------------
paper" as defined in the Uniform Commercial Code, only Counterpart Number One of any of the manually executed counterparts of this Agreement shall constitute the original of this Agreement, and no interest in this Agreement may be created or transferred except by transfer of possession of that counterpart.

     12.  ASSIGNMENT;  WAIVER  OF  DEFENSES;  QUIET  ENJOYMENT.DEBTOR  SHALL NOT
          -----------------------------------------------------
ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE, OR OTHERWISE DISPOSE OF, ENCUM13ER OR PERMIT A LIEN UPON OR AGAINST ANY INTERESTS IN THIS AGREEMENT, ANY NOTE OR THE COLLATERAL OR PERMIT THE EQUIPMENT TO BE USED BY ANYONE OTHER THAN DEBTOR OR DEBTOR'S EMPLOYEES WITHOUT SECURED PARTY'S PRIOR WRITTEN CONSENT. Secured Party may, without consent or notice to Debtor, assign or transfer this Agreement or any Note or grant a security interest in any Equipment, or any other sums due or to become due hereunder, and in such event Secured Party's assignee, transferee or grantee shall have all the rights, powers, privileges, and remedies of Secured Party hereunder. Debtor agrees that, following its receipt of notice of any assignment by Secured Party of this Agreement, any Note or any payments payable hereunder, it will pay the payments due hereunder directly to the assignee (or to whomever the assignee shall designate). Debtor agrees that no assignee of Secured Party shall be bound to perform any duty, covenant, condition or warranty attributable to Secured Party, and Debtor further agrees not to raise any claim or defense arising out of this Agreement or otherwise which it may have against Secured Party as a defense, counterclaim, or offset to any action by an assignee or secured party hereunder and Secured Party shall at all times remain liable to Debtor for such obligations. Upon Secured Party's


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request,  Debtor  will  execute  a consent and acknowledgment of Secured Party's assignment to its assignee. Nothing contained herein is intended to relieve Secured Party of any of its obligations.

     13.  GOVERNING  LAW;  JURISDICTION  AND  VENUE; WAIVER OF TRIAL BY JURY AND
          ----------------------------------------------------------------------
RIAHTS  AND  REMEDIES UNDER THE UNIFORM COMMERCIAL CODE. THIS AGREEMENT SHALL BE
-------------------------------------------------------
GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY. DEBTOR CONSENTS TO THE PERSONAL JURISDICTION OF THE FEDERAL AND STATE COURTS OF THE STATE OF NEW JERSEY WITH RESPECT TO ANY ACTION ARISING OUT OF THIS AGREEMENT, ANY NOTE OR THE EQUIPMENT, PROVIDED, HOWEVER, SECURED PARTY MAY, IN ITS SOLE DISCRETION, ENFORCE THIS
AGREEMENT AND ANY NOTE IN ANY COURT HAVING LAWFUL JURISDICTION THEREOF. THIS MEANS ANY LEGAL ACTION ARISING OUT OF THIS AGREEMENT MAY BE FILED IN NEW JERSEY, AND DEBTOR MAY BE REQUIRED TO DEFEND AND LITIGATE ANY SUCH ACTION IN NEW JERSEY. DEBTOR AGREES THAT SERVICE OF PROCESS IN ANY SUIT MAV BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO DEBTOR AT THE ADDRESS SET FORTH HEREIN. TO THE EXTENT PERM11TTED BY LAW, DEBTOR WAIVES TRIAL BY JURY IN ANY ACTION BY OR AGAINST SECURED PARTY ARISING OUT OF THIS AGREEMENT, ANY NOTE, OR THE EQUIPMENT.

     14.  MISCELLANEOUS.  This Agreement in addition to and not in limitation of
          -------------
any other rights and remedies Secured Party may have by virtue of any other instrument or agreement executed by Debtor, whenever executed, or by law or otherwise. If any provision of this Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. If and to the extent that applicable law confers any rights or imposes any duties inconsistent with or in addition to any of the provisions of this Agreement, the affected provision shall be considered amended to conform thereto. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder. It is expressly understood and agreed that whenever the service of any notice to Debtor is required hereby or is otherwise required such notice shall be effective when personally delivered or mailed to Debtor by first-class mail, postage prepaid, to the address shown at the beginning of this Agreement.

     This Agreement shall be binding upon and enforceable by the successors and assigns of the parties hereto.

     This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. There are not representations, warranties or agreements except as set forth herein. This Agreement may not be amended, nor may rights hereunder be waived, except by an instrument in writing signed by the party charged with such amendment or waiver. The term "Debtor" as used herein shall mean and include any and all Debtors who sign hereunder and on each Note, each of whom shall be jointly and severally bound hereby and thereby. This Agreement shall not be binding on Secured Party until executed by Secured Party.

IN WITNESS W11EREOF, the parties hereto have duly executed this Master Security Agreement by their duly authorized representatives


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DATED AS OF December 21,2001

DEBTOR:  GENUS,  INC.              SECURED  PARTY:  CITICORP VENDOR FINANCE, INC
BY: s/s  SHUM  MUKHERJEE           BY: s/s  DANIEL  J.  FERGUSON
TITLE: CHIEF FINANCIAL OFFICER     TITLE: VICE PRESIDENT



THIS AMENDMENT dated the 21-day of December 2001 to that certain Master Security Agreement No. L2116440 dated 12/21/2001, . Secured Promissory Note No. 200052896 thereto, (collectively the "Loan"), by and between Citicorp Vendor Finance, Inc. ("Secured Party") and Genus, Inc., ("Debtor").

     WHEREAS, Secured Party and Debtor are party to the above-described Loan; and desire to make certain changes, amendments and additions to the Loan as hereinafter set forth.

1. THE FOLLOWING SHALL BE ADDED TO MASTER SECURITY AGREEMENT NO. L2116440 AS IT PERTAINS TO SECURED PROMISSORY NOTE NO. 200052896 ONLY:

Notwithstanding any provision of the Loan to the contrary, it being acknowledged by Secured Party that Silicon Valley Bank ("SVB") holds a blanket lien on the real and personal property of Debtor and that Secured Party as of the date of this Amendment has obtained from SVB, a waiver of such lien so that its interest do not conflict with that of SVB.

     2. Except as modified herein, all other terms and conditions of the Loan shall remain unchanged and are hereby ratified by the parties.



Genus, Inc.                            Citicorp Vendor Finance, Inc.
BY: s/s Shum Mukerhjee                 By: s/s  Daniel J. Ferguson



Shum Mukherjee                              Daniel J. Ferguson
--------------                              ------------------
Chief Financial Officer                       Vice President
-----------------------                      ---------------
(PRINT OR TYPE NAME &                      (PRINT OR TYPE NAME &
TITLE OF ABOVE SIGNATURE)                TITLE OF ABOVE SIGNATURE)

ATTEST: s/s  T.P. Bohn


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